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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                     TO THE
                             GENESEE & WYOMING INC.
                             1996 STOCK OPTION PLAN

                           EFFECTIVE JANUARY 31, 1997
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE STOCKHOLDERS)

     WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. 1996 Stock Option Plan (the "Plan"); and

     WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the amendment to the Plan set forth herein;

     NOW, THEREFORE, the Plan is hereby amended, effective January 31, 1997, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Stockholders of the Company, then this Amendment shall be null and void and on no effect:

          1. The first sentence of Section "4. NUMBER OF SHARES." of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 4 being unchanged and unaffected by this Amendment and continuing in full force and effect):

            "Subject to the provisions of Section 5, the total number of shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), which may be issued under Options granted pursuant to the Plan shall not exceed 650,000."

          2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


     THIS AMENDMENT NO. 1 TO THE GENESEE & WYOMING INC. 1996 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JANUARY 31, 1997, AND APPROVED AND RATIFIED BY THE STOCKHOLDERS OF THE COMPANY ON MAY 20, 1997.

                                         /S/  JAMES B. GRAY, JR.
                                         -----------------------------
                                         JAMES B. GRAY, JR., SECRETARY